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                                                                 EXHIBIT 10(a).2









                              ACCOUNTANTS' CONSENT


We consent to the inclusion in Form SB-1 of our report dated December 18, 1997, on our audit of the financial statements of Integrated Business Systems and Services, Inc. as of December 31, 1996, and for the two years then ended, respectively.




Columbia, South Carolina
December 30, 1997